SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            -------------------


                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15 (d) of
                         The Securities Act of 1934

Date of Report (Date of earliest event reported) August 16, 2001


                          JORDAN INDUSTRIES, INC.
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Illinois                       33-24317                     36-3598114
-------------------------------------------------------------------------------
(State or other            (Commission File Number)         (I.R.S. Employer
  jurisdiction)                                             identification No.)



     ArborLake Centre, Suite 550
1751 Lake Cook Road, Deerfield, Illinois                       60015
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)



     Registrant's telephone number, including Area Code: (847) 945-5591
                                                         --------------

Item 5.  Other Events

Jordan Industries, Inc. ("the Company) has entered into a Loan and Security Agreement with Congress Financial Corporation, as Agent, and First Union National Bank, as Lender, as of August 16, 2001.

Item 7.  Financial Statements and Exhibits

     (c)    Exhibits

        10.(a)    Loan and Security Agreement
                  dated August 16, 2001.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        JORDAN INDUSTRIES, INC.




August 31, 2001                         By:  /s/ Thomas C. Spielberger
                                           ----------------------------
                                              Thomas C. Spielberger
                                              Senior Vice President,
                                              Finance and Accounting





















                                        3